SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                                   ARGAN, INC.
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

                                   ARGAN, INC.
                          ONE CHURCH STREET, SUITE 302
                            ROCKVILLE, MARYLAND 20850

                                                                    May 20, 2004

To Our Stockholders:

           You are cordially invited to attend the Annual Meeting of Stockholders of Argan, Inc. (formerly Puroflow Incorporated) (the "Company"), to be held on June 24, 2004 at 11:00 a.m., local time, at the offices of Allen & Company LLC located at 711 Fifth Avenue, 9th Floor, New York, New York 10022. Enclosed are the Secretary's notice of this meeting, a proxy statement and a form of proxy.

           At the Annual Meeting, you will be asked to consider and vote upon the following proposals described in the enclosed proxy statement:

           1. To elect seven directors to serve for a term ending at the 2005 Annual Meeting;

           2. To ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending January 31, 2005; and

           3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

           As described in the enclosed materials, the Company's Board of Directors has approved the matters included in these proposals and believes that they are fair to, and in the best interests of, the Company and its stockholders. The Board of Directors recommends a vote "FOR" each of the proposals.

           Regardless of whether you plan to attend the Annual Meeting, your vote is important. I urge you to participate by promptly completing and returning the enclosed proxy card as soon as possible. You may revoke your proxy and vote in person if you decide to attend the Annual Meeting.

                                                    Sincerely,


                                                    Rainer H. Bosselmann
                                                    Chairman of the Board

                                   ARGAN, INC.
                          ONE CHURCH STREET, SUITE 302
                            ROCKVILLE, MARYLAND 20850

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 24, 2004

To the Stockholders of Argan, Inc.:

           NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Argan, Inc. (the "Company") will be held on June 24, 2004 at 11:00 a.m., local time, at the offices of Allen & Company LLC located at 711 Fifth Avenue, 9th Floor, New York, New York 10022, for the following purposes:

           1. To elect seven directors to serve for a term ending at the 2005 Annual Meeting;

           2. To ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending January 31, 2005; and

           3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

           Only holders of record of outstanding shares of Common Stock, $.15 par value per share, of the Company at the close of business on May 6, 2004 will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

                                             By Order of the Board of Directors


                                             H. Haywood Miller III
                                             Corporate Secretary

Rockville, Maryland
May 20, 2004

          YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   ARGAN, INC.
                          ONE CHURCH STREET, SUITE 302
                            ROCKVILLE, MARYLAND 20850

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 24, 2004

INTRODUCTION

           This Proxy Statement is being furnished to stockholders of Argan, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, June 24, 2004, at 11:00 a.m., local time, at the offices of Allen & Company Incorporated located at 711 Fifth Avenue, 9th Floor, New York, New York 10022, and any adjournment or postponement thereof (the "Meeting").

           At the Meeting, stockholders will be asked to consider and vote upon two proposals: (1) the election of seven directors to serve until the 2005 Annual Meeting (the "Election of Directors"); and (2) the ratification of the selection of the Company's independent auditors (the "Ratification of Auditors").

           This Proxy Statement is dated May 20, 2004 and is first being mailed to stockholders along with the related form of proxy on or about May 26, 2004.

           If a proxy in the accompanying form is properly executed and returned to the Company in time for the Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that it is to be voted against or is an abstention on a listed matter, proxies will be voted FOR the Election of Directors and FOR the Ratification of Auditors and otherwise in the discretion of the proxy holders as to any other matter that may come before the Meeting.

REVOCABILITY OF PROXY

           Any stockholder of the Company who has given a proxy has the power to revoke such proxy at any time before it is voted either (i) by filing a written revocation or a duly executed proxy bearing a later date with H. Haywood Miller III, Corporate Secretary of the Company, at Argan, Inc., One Church Street, Suite 302, Rockville, Maryland 20850, or (ii) by appearing at the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute the revocation of a proxy. Voting by those present during the Meeting will be by ballot.

RECORD DATE, OUTSTANDING SECURITIES AND VOTES REQUIRED

           The Board of Directors of the Company has fixed the close of business on May 6, 2004 as the record date (the "Record Date") for determining holders of outstanding shares of Common Stock, $.15 par value per share (the "Common Stock"), who are entitled to notice of and to vote at the Meeting. As of the

Record Date, there were approximately 269 stockholders of record and 1,802,813 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each of the proposals to be voted upon.

           Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the Meeting, but are deemed not to have voted on the proposals. Broker non-votes occur when a broker nominee, holding shares in street name for the beneficial owner thereof, has not received voting instructions from the beneficial owner and does not have discretionary authority to vote. The Election of Directors requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting. The Ratification of Auditors also requires the affirmative vote of a majority of the shares of Common Stock, present in person or represented by proxy and voting. Accordingly, abstentions, broker non-votes or the failure to either return a proxy or to attend the meeting will be deemed not to have voted on the Election of Directors and the Ratification of Auditors.

           The officers and directors of the Company will vote the shares of Common Stock beneficially owned or controlled by them (representing approximately 36.8% of the shares of Common Stock issued and outstanding) in favor of the Election of Directors and the Ratification of Auditors.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

           The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and shall have been qualified. Vacancies and newly-created directorships resulting from any increase in the number of authorized directors may be filled by a majority vote of the directors then in office.

           At the meeting, stockholders of the Company are being asked to elect seven directors. Each of the nominees is currently a member of the Company's Board of Directors.

           Unless a stockholder withholds authority, the holders of proxies representing shares of Common Stock will vote FOR the election of each of the nominees listed below. The Board of Directors has no reason to believe that the nominees will decline or be unable to serve as Directors of the Company. However, if a nominee shall be unavailable for any reason, then the proxies may be voted for the election of such person as may be recommended by the Board of Directors.

NOMINEES FOR ELECTION AS DIRECTOR

           The following table sets forth the age and title of each nominee director, as well as descriptions of such person's additional business experience during the past five years.

Name                          Age                Position
----                          ---                --------
Rainer H. Bosselmann          61                 Chairman of the Board, Chief
                                                 Executive Officer and President

DeSoto S. Jordan              59                 Director

Daniel A. Levinson            43                 Director

W.G. Champion Mitchell        57                 Director

T. Kent Pugmire               72                 Director

James W. Quinn                46                 Director

Peter L. Winslow              73                 Director

           RAINER H. BOSSELMANN. Mr. Bosselmann has been a Director and Chairman of the Board since May 2003 and President since October 2003. Mr. Bosselmann was a Director and Vice Chairman of the Board from January 2003 to May 2003. Mr. Bosselmann was Chairman of the Board, Chief Executive Officer and a Director of Arguss Communications, Inc. ("Arguss"), a telecommunications infrastructure company listed on the New York Stock Exchange, from 1996 through 2002 and President of Arguss from 1997 through 2002. Since 1996, Mr. Bosselmann has served as a principal with Holding Capital Group, Inc., a firm engaged in mid-market acquisitions and investments. From 1991 through 1995, Mr. Bosselmann served as Vice Chairman of the Board and President of Jupiter National, Inc. ("Jupiter National"), a business development company listed on the American Stock Exchange.

           DESOTO S. JORDAN. Mr. Jordan has been a Director of the Company since May 2003. Mr. Jordan has been Chairman of Afton Holdings, LLC, a private equity firm, since 2000. Mr. Jordan was co-founder of Perot Systems Corporation and served as an officer from 1988 to 1999 and as a Director since February 2004. Mr. Jordan was a Director of Arguss from 1999 through 2002.

           DANIEL A. LEVINSON. Mr. Levinson has been a Director of the Company since May 2003. In 1997, Mr. Levinson founded Main Street Resources, a niche sponsor of private equity transactions, and has been its managing partner. Since 1998, Mr. Levinson has been President of MSR Advisors, Inc. From 1988 to 1997, Mr. Levinson was one of the principals of Holding Capital Group. Mr. Levinson was also a Director of Arguss from 2000 through 2002.

           W.G. CHAMPION MITCHELL. Mr. Mitchell has been a Director of the Company since October 2003. Since January 2003, Mr. Mitchell has been Chairman of the Board and Chief Executive Officer of Network Solutions, Inc. (a VeriSign company). Network Solutions is engaged in the creation, marketing and management of digital identity and web presence products. Since August 2001, Mr. Mitchell has been Executive Vice President and General Manager, Mass Markets Division, of VeriSign Inc. VeriSign is a provider of critical Internet infrastructure services. From May 1999 to March 2000, Mr. Mitchell was Chairman, President and

CEO of Convergence Equipment Company, a telephony switch manufacturer. From February 1997 until May 1999, Mr. Mitchell was Chairman and Chief Executive Officer of Global Exchange Carrier Co., an Internet telephone networking company.

           T. KENT PUGMIRE. Dr. Pugmire has served as a Director of the Company since June 1991. Since 1992, Dr. Pugmire has served as an independent technical consultant. Previously, Dr. Pugmire was Executive Vice President of ARDE Inc. and worked as a Program Manager for several companies including TRW Space Systems Division, Technion Inc., AVCO Missile and Space Systems (now a division of Textron), General Electric Space Sciences Laboratory, and Boeing Propulsion and Mechanical Systems Department.

           JAMES W. QUINN. Mr. Quinn has been a Director of the Company since May 2003. Mr. Quinn is currently a Director of Allen & Company LLC, an investment banking firm. Since 1982, Mr. Quinn has served in various capacities at Allen & Company and its affiliates, including head of the Corporate Syndicate Department and Chief Financial Officer. Mr. Quinn served as a Director of Arguss from 1999 through 2002.

           PETER L. WINSLOW. Mr. Winslow has been a Director of the Company since June 2003. Since 1999, Mr. Winslow has been Co-Chairman of the Board and Executive Vice President of Winslow, Evans & Crocker, Inc., a brokerage and financial services company, and President and Chairman of Fin-Net, a financial networking company. Since March 2002, Mr. Winslow has been Managing Director of Family Capital Trust Company, N.A. Mr. Winslow was also a director of Jupiter National from 1991 to 1996. Mr. Winslow served as a Director of Arguss from 1996 through 2002.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

           The following table sets forth the age and title of each executive officer of the Company who is not a nominee director, as well as descriptions of such person's additional business experience during the past five years.

Name                           Age                Position
----                           ---                --------
H. Haywood Miller III          44                 Executive Vice President

Arthur F. Trudel               54                 Senior Vice President and
                                                  Chief Financial Officer

           H. HAYWOOD MILLER III. Mr. Miller has been Executive Vice President of the Company since May 2003 and a corporate officer of the Company since January 2003. From 1997 to 2002, Mr. Miller served as Executive Vice President of Arguss. From 1990 to 1996, Mr. Miller was general counsel and portfolio manager of Jupiter National.

           ARTHUR F. TRUDEL. Mr. Trudel has been Senior Vice President and Chief Financial Officer of the Company since May 2003 and a corporate officer of the Company since January 2003. From 1997 to 2002, Mr. Trudel served as Chief

Financial Officer of Arguss. From 1988 to 1997, Mr. Trudel was Senior Vice President and Chief Financial Officer of JHM Capital Corporation.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

              Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who beneficially own more than 10% of the Company's common stock (collectively, the "Reporting Persons") to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such common stock. Based solely upon a review of copies of Section 16(a) reports and representations received by the Company from Reporting Persons, and without conducting any independent investigations of its own, the Company believes that no Reporting Person failed to timely file Forms 3, 4 or 5 with the Commission during the fiscal year ended January 31, 2004, other than Dr. Pugmire, and Messrs. Bosselmann, Jordan, Levinson, Mitchell, Quinn and Winslow, each of whom was late with one filing.

COMPENSATION OF EXECUTIVE OFFICERS

              The following summary compensation table sets forth the aggregate compensation paid to or earned by the President and Chief Executive Officer of the Company and the four most highly compensated executive officers of the Company (other than the President and Chief Executive Officer) whose total annual salaries and bonuses exceeded $100,000 for the year ended January 31, 2004 (the "Named Executive Officers").

                                                          Annual                                    Long Term
                                                       Compensation                               Compensation
                                     --------------------------------------------------    -----------------------------
                                                                                           Awards             Payouts
                                                                                                                             All
                       Fiscal Year                                       Other             Securities          LTIP         Other
Name and                  Ended          Salary        Bonus      Annual Compensation      Underlying         Payouts       Comp.
Principal Position     January 31         ($)           ($)             ($)(1)             Options (#)            ($)        ($)
------------------------------------------------------------------------------------------------------------------------------------
Rainer Bosselmann       2004           $ 83,333          --                 --                    --             --           --
 Chief Executive        2003                 --          --                 --                    --             --           --
 Officer and            2002                 --          --                 --                    --             --           --
 President

Michael Figoff          2004           $165,000          --            $  6,500                   --             --           --
 Former President       2003           $165,000          --            $ 29,990                2,000             --           --
                        2002           $165,000          --            $ 28,857                   --             --           --
------------------------------------------------------------------------------------------------------------------------------------

(1) Represents Company-reimbursed automobile expenses of such executive and life and disability insurance premiums paid by the Company.

OPTION GRANTS

           No individual grants of stock options were made during the fiscal year ended January 31, 2004, to any of the Named Executive Officers.

OPTION EXERCISES

           The following table provides certain information regarding stock option ownership and exercises by the Named Executive Officers, as well as the number and assumed value of exercisable and unexercisable options held by those persons during the fiscal year ended January 31, 2004. No options were exercised by any of the Named Executive Officers during the fiscal year ended January 31, 2004.

                                                         Number of Securities Underlying           Value of Unexercised In-The-Money
                     Shares Acquired    Value Realized   Unexercised Options/SARs At FY-End (#)    Options/SARs At FY-End ($)
Name                 On Exercise (#)         ($)         Exercisable/Unexercisable                 Exercisable/Unexercisable
-------------------- ------------------ ---------------- ----------------------------------------- ---------------------------------
Michael Figoff            --                 --                       2000/0                                 $2,420/0
-------------------- ------------------ ---------------- ----------------------------------------- ---------------------------------

DESCRIPTION OF THE 2001 STOCK OPTION PLAN

              In August 2001, the Board of Directors adopted and the stockholders of the Company approved the 2001 Stock Option Plan. As adopted in 2001, the Plan authorized the issuance of options to purchase a maximum of 33,333 shares of Common Stock. In April 2003, the Board of Directors adopted and the stockholders of the Company approved an amendment to the 2001 Stock Option Plan increasing the total number of shares of Common Stock reserved for issuance under the Plan to 250,000. The maximum number of shares may be adjusted in certain events, such as a stock split, reorganization or recapitalization. Officers, directors and employees of the Company or its subsidiaries are eligible to receive non-qualified stock options under the Plan. Employees (including officers and directors who are employees) of the Company or its subsidiaries are eligible to receive incentive stock options under the Plan. In the event incentive stock options are granted, the aggregate fair market value of the Common Stock issuable under such options for each optionee during any calendar year cannot exceed $100,000. To the extent that an incentive stock option exceeds the $100,000 threshold, the excess will be treated as a non-qualified stock option.

           The Company receives no monetary consideration for the grant of options under the 2001 Stock Option Plan. In the case of an incentive stock option, the exercise price cannot be less than the fair market value (as defined in the Plan) of the Common Stock on the date the option is granted. If the optionee is a stockholder who beneficially owns 10% or more of the outstanding Common Stock, the exercise price of incentive stock options may not be less than 110% of the fair market value of the Common Stock. The term of an option cannot exceed ten years; provided, however, that the term of options granted to owners of 10% or more of the outstanding shares of Common Stock cannot exceed five years.

           The 2001 Stock Option Plan will terminate automatically and no options may be granted after July 19, 2011 (the "Termination Date"); provided, however, that Plan may be terminated by the Board of Directors at any time prior to the Termination Date. Termination of the Plan will not affect options that were previously granted.

           Pursuant to the terms of the 2001 Stock Option Plan, the vesting with respect to all issued and outstanding options to purchase Common Stock of the Company may accelerate and become fully exercisable upon a change in control of the Company.

           As of January 31, 2004, there were 48,000 options granted under the 2001 Stock Option Plan.

EMPLOYMENT AND SEVERANCE AGREEMENTS

           On March 1, 1993, the Company entered into an employment agreement with Mr. Figoff pursuant to which Mr. Figoff agreed to serve as the Executive Vice President of the Company for a term of five years at an annual base salary of $95,000. Effective February 14, 1994, Mr. Figoff's annual base salary was increased to $104,500. Mr. Figoff was appointed President of the Company in February 1995, and was appointed President and Chief Executive Officer in May 1995. In April 1997, Mr. Figoff's annual base salary was increased to $165,000. On July 9, 1998, the Company extended Mr. Figoff's employment agreement for a term of five years at an annual base salary of $165,000. Mr. Figoff's employment agreement will terminate in July 2004.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS AND RELATED MATTERS

           The Board of Directors held four regular meetings and acted by unanimous consent four other times during the fiscal year ended January 31, 2004. Each director attended at least 75% of the meetings of the Board of Directors and Board committees of which he was a member during the period he served as director, except for Mr. Mitchell, who attended 67%.

INDEPENDENT DIRECTORS

           The Board of Directors has determined that the following members of the Board are independent directors, as such term is defined in Nasdaq Rule 4200(a)(15): Messrs. Quinn, Jordan, Winslow, Mitchell and Pugmire. The independent directors may meet from time to time in executive session without the other members of the Board.

EXECUTIVE COMMITTEE

           The Board of Directors has an Executive Committee comprised of Messrs. Bosselmann (Chairman), Jordan, and Levinson. The Executive Committee, which held no meetings during fiscal 2004, is authorized to exercise the general powers of the Board managing the business and affairs of the Company between meetings of the Board of Directors.

NOMINATING COMMITTEE

           The Board of Directors has a Nominating Committee. During fiscal 2004, the Committee was comprised of Messrs. Winslow (Chairman), Jordan and Pugmire. The Committee was formed in April 2004.

           In April 2004, the Nominating Committee adopted a new charter, a copy of which is attached hereto as Annex A. The members of the committee are all independent directors under applicable Nasdaq rules. Members of the Nominating Committee are appointed by the Board of Directors. The principal purpose of the Nominating Committee is to identify individuals qualified to become members of the Board of Directors and recommend the persons to be nominated by the Board of Directors for election as directors at the annual meeting of stockholders.

           The Committee is responsible for identifying individuals qualified to become members of the Board of Directors, and recommending to the Board of Directors the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board.

           Directors are not required to meet any specific or minimum qualifications. The Committee does, however, use certain selection criteria as a guide in its selection process. A copy of the selection criteria is attached as Exhibit A to the Committee's charter. The Committee is also responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

           The Committee will consider nominees for the Board of Directors recommended by stockholders. Nominations by stockholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company's common stock. Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as director if elected. Nominations must be delivered to the Committee at the following address:

               Nominating Committee
               Argan, Inc.
               c/o Corporate Secretary
               One Church Street, Suite 302
               Rockville, MD  20850

           The Committee is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of stockholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy.

AUDIT COMMITTEE

           The Board of Directors has an Audit Committee. During fiscal 2004, the Committee was comprised of Messrs. Quinn (Chairman), Jordan and Winslow. The Committee held six meetings during fiscal 2004.

           In October 2003, the Audit Committee adopted a new charter, a copy of which is attached hereto as Annex B. The members of the Committee are all independent directors under applicable SEC and Nasdaq rules. In addition, the Board of Directors has determined that at least one of the independent directors serving on the Audit Committee, Mr. Quinn, is an audit committee financial expert, as that term has been defined by SEC rules.

AUDIT COMMITTEE REPORT

           The Audit Committee of the Board of Directors of the Company is composed of three independent directors. The Board has made a determination that the members of the Audit Committee satisfy the independence and other requirements of applicable Nasdaq and SEC rules. The Board has also made the determination that at least one member of the Audit Committee is a "financial expert" as that term is defined in applicable SEC rules.

           The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was adopted by the Board of Directors of the Company in October 2003. The Audit Committee is responsible for, among other things, appointing, establishing the compensation for, supervising and, where appropriate, replacing the Company's independent public accountants; considering the qualifications and independence of the Company's independent accountants; approving all audit and non-audit services provided by the Company's independent public accountants; and reviewing and discussing with Company management and the Company's independent public accountants the Company's financial statements. The Company's independent public accountants are required to report directly to the Audit Committee. The Audit Committee also reviews the Company's accounting policies, internal control procedures and systems and compliance activities and also reviews the Charter of the Audit Committee.

           The following is a report on the Audit Committee's activities relating to fiscal year 2004.

           Review of Audited Financial Statements with Management

           The Audit Committee reviewed and discussed the audited financial statements with the management of the Company.

           Review of Financial Statements and Other Matters with Independent Accountants

           The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1

(Independence Discussions with Audit Committees), and has discussed with Ernst & Young LLP matters relating to the firm's independence from the Company.

           Recommendation that Financial Statements be Included in Annual Report

           Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 2004 for filing with the Securities and Exchange Commission.


                                                                  April 30, 2004


------------------------------
AUDIT COMMITTEE

James W. Quinn (Chairman)
DeSoto S. Jordan
Peter L. Winslow


COMPENSATION COMMITTEE

           The Board of Directors has a Compensation Committee. During fiscal 2004, the Committee was comprised of Messrs. Jordan (Chairman), Quinn and Winslow. The Committee did not hold meetings during fiscal 2004.

           In April 2004, the Compensation Committee adopted a new charter, a copy of which is attached hereto as Annex C. The members of the Committee are all independent directors under applicable Nasdaq rules. Members of the Compensation Committee are appointed by the Board of Directors.

           The Compensation Committee is responsible for implementing and reviewing executive compensation plans, policies and programs in an effort to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company's business objectives and to align the interests of executive officers with the long-term interests of the Company's shareholders. To that end, it is the responsibility of the Committee to develop and approve periodically a general compensation policy and salary structure for executive officers of the Company which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate. It is also the responsibility of the Committee to review and recommend for approval by the independent directors of the Board the compensation (salary, bonus and incentive compensation) of the Chief Executive Officer of the Company and review and approve the compensation (salary, bonus, incentive and other compensation) of the other executive officers of the Company; review and approve perquisites offered to executive officers of the Company; review and approve corporate goals and objectives relevant to the compensation of executive officers of the Company and evaluate performance in light of the goals and objectives; and review and approve all employment, retention and severance agreements for executive officers of the Company. The Committee also acts on behalf of the Board in administering compensation plans approved by the Board and/or the shareholders of the Company (including the Company's 2001 Stock Option Plan), in a manner consistent with the terms of such plans; reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; and reviews and make recommendations to the Board on changes in major benefit programs of executive officers of the Company. The Committee also reviews the management succession program for the Chief Executive Officer and selected executive officers of the Company.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

           The Company has established a process by which stockholders can communicate with the Company's Board of Directors. Stockholders may communicate with the Board of Directors, or any of the Company's individual directors, by sending their communications to the Board of Directors, or to any individual director, at the following address:

               Board of Directors of
               Argan, Inc.
               c/o Corporate Secretary
               One Church Street, Suite 302
               Rockville, MD  20850

           All stockholder communications received by the Company's Corporate Secretary will be delivered to one or more members of the Board of Directors, or, in the case of communications sent to an individual director, to such director.

DIRECTOR ATTENDANCE AT THE ANNUAL MEETING

Although the Company does not have a formal policy with respect to director attendance at annual meetings, the Company strongly encourages directors to attend the annual meeting. All but one of our directors attended last year's annual meeting, and we expect that all of our directors will attend this year's annual meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           Decisions regarding executive compensation are principally made by the Compensation Committee. The Compensation Committee reviews and recommends for approval by the independent members of the Board of Directors the compensation (salary, bonus and other long-term incentives) of the Chief Executive Officer of the Company and reviews and approves the compensation (salary, bonus and long-term incentives) of the other executive officers of the Company. The Compensation Committee is responsible for the recommendation to the independent directors of the Company of incentive awards to the Chief Executive Officer of the Company under the plans and the approval of incentive awards to the other executive officers of the Company under the plans. No member of the

Compensation Committee was an officer or employee of the Company during the fiscal year ended January 31, 2004.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

           The Compensation Committee reviews the Company's compensation plan on a regular basis. The Compensation Committee regularly updates its assessment of various long-term incentive tools including stock options, restricted stock, performance-based equity and other alternatives that might be available.

           The Company's primary objective in developing executive compensation policies is to attract, motivate and retain highly qualified and effective leaders. The compensation policy includes various components of compensation that are intended to align management behaviors and priorities directly with the Company's strategic objectives and to encourage management to act in the best long-term interest of the Company and its shareholders. The Company's executive officer compensation policy generally consists of three elements: base compensation, annual cash bonus and long-term incentive compensation.

CASH COMPENSATION

           Annual cash compensation consists of two elements: base salary and annual cash bonus. Each officer is offered a base salary that is commensurate for the role that he or she is performing. In setting compensation, the Compensation Committee strives to maintain base compensation for the Company's executive officers at levels which the Compensation Committee, based on its experience, believes are competitive with the compensation of comparable executive officers in similarly situated companies.

           Increases in base salary are based on a periodic review and evaluation of the performance of the operation or function for which the executive has responsibility, and is measured against defined performance criteria. The executive is also reviewed according to his or her competence as an effective leader in the Company, which includes an evaluation of the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both within and outside of the Company.
           Executive officers are eligible to participate in a bonus plan. The Compensation Committee determines awards under the bonus plan. The Compensation Committee considers input of the Chief Executive Officer with respect to the bonus to be awarded to the other executive officers. The executive officers, as well as other key employees, may receive bonuses based upon meeting the performance objectives of the Company and their contributions to the Company.

           The compensation paid by the Company to its Chief Executive Officer for fiscal 2004 was based upon an agreement negotiated with Mr. Bosselmann. The Compensation Committee believes, based upon the individual experience of its members, that the compensation package for Mr. Bosselmann for fiscal 2004 was reasonable based upon Mr. Bosselmann's experience, his level of responsibility and the contributions made and expected to be made by him to the Company.

LONG-TERM INCENTIVE COMPENSATION

Each of the executive officers and all employees are eligible to receive awards under the 2001 Stock Option Plan. The 2001 Stock Option Plan will be used to align a portion of the officers' compensation with the shareholders' interest and the long-term success of the Company by encouraging the executive officers and other employees to remain with the Company, and by enabling optionees to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's Common Stock at any particular point in time.

In determining the number of options to be granted to each executive officer, the Compensation Committee considers input of the Chief Executive Officer with respect to the executive officers, other than the Chief Executive Officer. These determinations are based upon compensation surveys conducted during fiscal 2001 of executive officers and certain key employees in comparable companies.

The members of the Compensation Committee have submitted this report.


--------------------------------------

COMPENSATION COMMITTEE

DeSoto S. Jordan (Chairman)
James W. Quinn
Peter L. Winslow



DIRECTORS' COMPENSATION

           Each non-employee director of the Company receives a $2,500 annual fee, plus $300 for each formal meeting attended. Directors are also reimbursed for reasonable expenses actually incurred in connection with attending each formal meeting of the Board of Directors or any committee thereof.

PERFORMANCE GRAPH

           The following graph compares the annual change in the Company's cumulative total shareholder return on its Common Stock for the five fiscal years ended January 31, 2004 with the cumulative total return on the Russell 2000 and a peer group consisting of SIC Group Code 1623 companies listed on The American Stock Exchange, Nasdaq National Market and New York Stock Exchange for that period.

                         1/31/99     1/31/00      1/31/01       1/31/02      1/31/03      1/31/04

      Argan, Inc.        $100.00     $ 66.67      $ 66.67       $ 41.86      $ 59.24      $ 54.58
      Russell 2000       $100.00     $116.51      $119.00       $113.10      $ 87.11      $136.00
      Peer Group         $100.00     $126.31      $ 98.46       $ 56.00      $ 37.38      $ 93.78


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           In April 2003, Rainer H. Bosselmann, Chairman of the Board of Directors, purchased 238,710 shares of Common Stock at $7.75 per share in a private placement. In addition, Mr. Bosselmann received warrants to purchase 60,000 shares of Common Stock at an exercise price of $7.75 per share in connection with the private placement. In addition, the Company reimbursed Messrs. Bosselmann, Miller and Trudel for reasonable fees and expenses of legal counsel and other reasonable out-of-pocket fees and expenses incurred in connection with the private placement.

           H. Haywood Miller III, Executive Vice President of the Company, purchased 10,000 shares of Common Stock at $7.75 per share in the private placement. Arthur F. Trudel, Senior Vice President and Chief Financial Officer of the Company, purchased 10,000 shares of Common Stock at $7.75 per share in the private placement. In addition, each of Mr. Miller and Mr. Trudel received warrants to purchase 60,000 shares of Common Stock at an exercise price of $7.75 per share in connection with the private placement.

           Peter L. Winslow, a director of the Company, is Chairman of the Board of Winslow, Evans & Crocker, Inc., a brokerage and financial services company. Winslow, Evans & Crocker served as placement agent in the private placement and received a fee of $40,000 for its services.

           Certain affiliates of MSR Advisors, Inc. purchased 325,584 shares of Common Stock in the private placement. In addition, MSR Advisors, Inc. received warrants to purchase 50,000 shares of Common Stock at an exercise price of $7.75 per share and fees of $170,000 for services rendered in connection with the private placement. Daniel A. Levinson, a director of the Company, is President of MSR Advisors, Inc.

           In connection with the private placement, the Company entered into a Registration Rights Agreement with the purchasers of the private placement Common Stock. Under the Registration Rights Agreement, not later than 180 days after the closing of the private placement, the Company is required to file a shelf registration statement relating to the resale of the private placement Common Stock. Additionally, if the Company shall register for sale for cash any of its Common Stock, for its own account or for the account of others, other than certain registrations relating primarily to a registration solely for employee benefit plans or securities issued or issuable to employees or consultants, or any of their families, the Company shall promptly give notice to the holders of the private placement Common Stock, and shall include in such registration all of the private placement Common Stock whose holders notified the Company by a written request of their desire to be included in such a registration. Messrs. Bosselmann, Miller, Trudel and Winslow, and affiliates of MSR Advisors, Inc. that purchased shares of Common Stock in the private placement, are parties to the Registration Rights Agreement. The registration rights agreement provides for cross-indemnification of the selling stockholders and the Company and the selling stockholders' and the Company's respective officers, directors and controlling persons against specific liabilities in connection with the offer and sale of the Common Stock, including liabilities under the Securities Act of 1933.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth certain information as of May 6, 2004 regarding the beneficial ownership of common stock by (A) each person known by the Company to own beneficially more than five percent of the common stock, (B) each director and director nominee of the Company, (C) each of the "Named Executive Officers" (as defined in "Executive Compensation - Summary Compensation Table"), and (D) all directors and nominees, named executive officers and executive officers of the Company as a group. Unless otherwise indicated, the address of each person named in the table below is c/o Argan, Inc., One Church Street, Suite 302, Rockville, Maryland 20850.

--------------------------------------------------------------------------------

                                   Number of Shares        Percentage
Name                               Beneficially Owned(1)   Beneficially Owned(1)

MSR Advisors, Inc.                     375,584(2)             20.2%
Wheatley Partners III, LLC             258,065(3)             14.3%
Steel Partners II, L.P.                175,840(4)              9.8%
Rainer H. Bosselmann                   322,560(5)             17.3%
Michael H. Figoff                       16,331(6)               *
DeSoto S. Jordan                         5,000(7)               *

Daniel A. Levinson                     380,584(8)             20.5%
W.G. Champion Mitchell                   5,000(9)               *
T. Kent Pugmire                          6,400(10)              *
James W. Quinn                          17,903(11)              *
Peter L. Winslow                        43,640(12)             2.4%
H. Haywood Miller III                   73,300(13)             3.9%
Arthur F. Trudel                        70,000(14)             3.8%
All directors and nominees, named
executive officers and executive
officers as a group (10 persons)       940,718(15)            45.5%

----------
* Less than 1 %

(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (i) the power to vote, or direct the voting of, such security or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of the date shown above.

(2) Based upon a Schedule 13D filed with the Commission by MSR Advisors, Inc. and certain affiliates on May 9, 2003, includes 325,584 shares of Common Stock and warrants to purchase 50,000 shares of Common Stock beneficially owned (in the aggregate) by MSR Advisors, Inc., a Delaware corporation ("MSRA"), MSR I SBIC Partners, LLC, a Delaware limited liability company ("MSRI Partners"), MSR I SBIC, L.P., a Delaware limited partnership ("MSRI"), and Tri-Lev LLC, a Connecticut limited liability company ("Tri-Lev"). Of such 375,584 shares, MSRA has sole voting and dispositive power with respect to 50,000 shares and shared voting and dispositive power with respect to 325,584 shares; MSRI Partners has sole voting and dispositive power with respect to 0 shares and shared voting and dispositive power with respect to 375,584 shares; MSRI has sole voting and dispositive power with respect to 322,584 shares and shared voting and dispositive power with respect to 53,000 shares; and Tri-Lev has sole voting and dispositive power with respect to 3,000 shares and shared voting and dispositive power with respect to 372,584 shares. Daniel A. Levinson, a director of the Company, is the President of MSRA and the Managing Member of MSRI Partners. MSRA is the Manager of Tri-Lev. MSRI Partners is the General Partner of MSRI. The business address of Mr. Levinson, MSRA, MSRI Partners, MSRI, and Tri-Lev is 8 Wright Street, Westport, Connecticut 06880. Each of Mr. Levinson, MSRA, MSRI Partners, MSRI, and Tri-Lev (each an "MSRA Person") disclaims beneficial ownership of all shares and warrants of the Company beneficially owned by the other MSRA Persons, except to the extent such person has sole voting and dispositive power with respect to such securities.

(3) Based upon a Schedule 13G filed with the Commission by Wheatley Partners III, LLC and certain affiliates on May 6, 2003, includes 258,065 shares beneficially owned (in the aggregate) by Wheatley Partners III, LLC, Wheatley Partners III, L.P., Wheatley Associates III, L.P. and Wheatley Foreign Partners III, L.P. Wheatley Partners III, LLC is the General Partner of Wheatley Partners

III, L.P., Wheatley Associates III, L.P. and Wheatley Foreign Partners III, L.P. Of such 258,065 shares, Wheatley Partners III, LLC has sole voting and dispositive power with respect to 0 shares and shared voting and dispositive power with respect to 258,065 shares; Wheatley Partners III, L.P. has sole voting and dispositive power with respect to 180,542 shares and shared voting and dispositive power with respect to 77,523 shares; Wheatley Associates III, L.P. has sole voting and dispositive power with respect to 38,135 shares and shared voting and dispositive power with respect to 219,930 shares; and Wheatley Foreign Partners III, L.P. has sole voting and dispositive power with respect to 39,388 shares and shared voting and dispositive power with respect to 218,677 shares. The business address of Wheatley Partners is 80 Cuttermill Road, Suite 311, Great Neck, NY 11021.

(4) Based upon a Form 4 filed with the Commission by Steel Partners II, L.P. and its affiliates. The business address of Steel Partners is 150 East 52nd Street, 21st Floor, New York, New York 10020.

(5) Includes 238,710 shares owned by Mr. Bosselmann, 23,850 shares owned by Mr. Bosselmann's wife (of which Mr. Bosselmann disclaims beneficial ownership), and warrants to purchase 60,000 shares held by Mr. Bosselmann.

(6) Includes options to purchase 5,667 shares of common stock, all of which are fully vested, and 533 shares of common stock owned by Mr. Figoff's spouse. Mr. Figoff disclaims beneficial ownership of the shares owned by his spouse.

(7) Includes options to purchase 5,000 shares of common stock held by Mr. Jordan, all of which are fully vested.

(8) Includes options to purchase 5,000 shares of common stock held by Mr. Levinson, all of which are fully vested. Includes 325,584 shares and warrants to purchase 50,000 shares beneficially owned (in the aggregate) by MSR Advisors, Inc., a Delaware corporation ("MSRA"), MSR I SBIC Partners, LLC, a Delaware limited liability company ("MSRI Partners"), MSR I SBIC, L.P., a Delaware limited partnership ("MSRI"), and Tri-Lev LLC, a Connecticut limited liability company ("Tri-Lev"). Mr. Levinson is the President of MSRA and the Managing Member of MSRI Partners. MSRA is the Manager of Tri-Lev. MSRI Partners is the General Partner of MSRI. The business address of Mr. Levinson is 8 Wright Street, Westport, Connecticut 06880. Mr. Levinson disclaims beneficial ownership of all shares and warrants of the Company beneficially owned by MSRA, MSRI Partners, MSRI and Tri-Lev.

(9) Includes options to purchase 5,000 shares of common stock held by Mr. Mitchell, all of which are fully vested.

(10) Includes options to purchase 5,000 shares of common stock held by Dr. Pugmire, all of which are fully vested.

(11) Includes options to purchase 5,000 shares of common stock held by Mr. Quinn, all of which are fully vested.

(12) Includes options to purchase 5,000 shares of common stock held by Mr. Winslow, all of which are fully vested. The 43,640 shares held by Mr. Winslow also include: 1,290 shares held by Mr. Winslow; 3,870 shares held by Mr. Winslow as Trustee for Louise Condit Trust u/d FBO Elinor Winslow; 3,200 shares held by Mr. Winslow as Trustee for Condit & EC Winslow 41 u/d Trust; 1,900 shares held by Mr. Winslow as Trustee for Sears B. Condit Trust u/w; 25,800 shares held by Mr. Winslow as Trustee for Sears B. Condit Trust u/l; and 2,580 shares held by Mr. Winslow as Trustee for Andrew N. Winslow Trust u/w.

(13) Includes 13,000 shares owned by Mr. Miller, 300 shares held in custodial accounts for Mr. Miller's minor children, and warrants to purchase 60,000 shares held by Mr. Miller.

(14) Includes 10,000 shares owned by Mr. Trudel and warrants to purchase 60,000 shares held by Mr. Trudel.

(15) Includes warrants to purchase 60,000 shares of Common Stock held by Mr. Bosselmann, warrants to purchase 60,000 shares of Common Stock held by Mr. Miller, warrants to purchase 60,000 shares of Common Stock held by Mr. Trudel, warrants to purchase 50,000 shares of Common Stock held by MSR Advisors, Inc. (of which Mr. Levinson is President), and options to purchase 35,667 shares of Common Stock held by directors and nominees, named executive officers and executive officers of the Company.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

      The following table sets forth information concerning equity compensation plans of the Company as of January 31, 2004:

                      EQUITY COMPENSATION PLAN INFORMATION

                                    Number of securities to be    Weighted average exercise        Number of securities
                                     issued upon exercise of         price of outstanding         remaining available for
                                  outstanding options, warrants     options, warrants and         future issuance under
                                           and rights                        rights             equity compensation plans
                                                                                                  (excluding securities
                                                                                                 reflected in column (a))
                                              (a)                                                          (c)

Equity compensation plans                  285,000(1)                       $7.81                     194,000(2)
approved by security holders

Equity compensation plans not                  0                              --                          0
approved by security holders

Total                                      285,000                          $7.81                     194,000

(1) Represents 51,000 shares issuable upon exercise of options granted under the 2001 Stock Option Plan as of January 31, 2004, 4,000 shares issuable upon exercise of options granted under the 1991 Stock Option Plan as of January 31, 2003, and 230,000 shares issuable upon exercise of warrants as described below.

(2) Represents 194,000 shares remaining available for grant under the 2001 Stock Option Plan as of January 31, 2004.

(3) As noted above, Messrs. Bosselmann, Miller and Trudel each hold a warrant to purchase 60,000 shares of the Company's Common Stock at an exercise price of $7.75 per share. Also, MSR Advisors, Inc. holds a warrant to purchase 50,000 shares of the Company's Common Stock at an exercise price of $7.75 per share. These warrants were issued in connection with the private placement in April 2003.

                               PROPOSAL NUMBER TWO

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

      The persons named in the enclosed proxy will vote to ratify the selection of Ernst & Young LLP as the Company's independent public accounting firm for the fiscal year ending January 31, 2005 unless otherwise directed by the stockholders.

CHANGE IN ACCOUNTANTS FOLLOWING PRIVATE PLACEMENT

      Rose, Snyder & Jacobs, a corporation of Certified Public Accountants ("RS&J"), audited the Company's financial statements for its fiscal years ended January 31, 2003 and January 31, 2002. The Company dismissed RS&J as the Company's principal accountants in May 2003. The decision to dismiss RS&J was approved by the Audit Committee of the Company on May 19, 2003, and RS&J was notified of the decision on May 20, 2003. The Company found no fault with the services rendered by RS&J to the Company. Rather, the Company believes that RS&J is not equipped to audit the newly-established national operations of the Company.

      During the Company's two most recently completed fiscal years, there were no disagreements with RS&J on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of RS&J, would have caused it to make references to the subject matter of the disagreement in connection with its report. RS&J's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recently completed fiscal years and the subsequent interim period preceding the decision to change principal accountants, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

      On May 19, 2003, Ernst & Young LLP was engaged as the Company's new principal accountants. During the Company's two most recent fiscal years and the subsequent interim period prior to engaging Ernst & Young, neither the Company nor anyone on its behalf consulted with Ernst & Young regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Ernst & Young that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

      Representatives of Ernst & Young are expected to be present at the meeting.

FEES PAID TO ACCOUNTANTS

      The following table shows the fees for professional services provided by Ernst & Young and RS&J for the fiscal years ended January 31, 2004 and January 31, 2003.

                                                 2004       2003
                                               --------   --------
      Audit Fees                               $265,000   $ 32,000
      Audit Related Fees                       $  6,000         --
      Tax Fees                                 $ 13,000   $  5,500
                                               --------   --------
      Total                                    $284,000   $ 37,500

      Audit Fees. This category includes the audit of the Company's annual financial statements, review of financial statements included in the Company's Form 10-QSB quarterly reports and services that are normally provided by the independent auditors in connection with SEC registration statements, assistance with SEC comment letters and accounting and reporting consultation for those fiscal years.

      Audit Related Fees. This category consists of professional services for due diligence in connection with proposed acquisitions.

      Tax Fees. This category consists of professional services rendered for tax compliance, tax advice and tax planning.

                              STOCKHOLDER PROPOSALS

      In order to be considered for inclusion in the Proxy Statement relating to the 2005 Annual Meeting, any proposal by a record holder of Common Stock must be received by the Company at its principal offices in Rockville, Maryland on or before January 26, 2005. A proponent of such a proposal must comply with the proxy rules under the Securities Exchange Act of 1934, as amended.

                                  SOLICITATION

      All costs and expenses associated with soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone, telegram, facsimile or electronic mail. Directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for their out-of-pocket expenses. Arrangements will also be made with custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock and the Company will reimburse custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors is not aware of any other business or matters to be presented for consideration at the Meeting other than as set forth in the Notice of Meeting attached to this Proxy

Statement. However, if any other business shall come before the Meeting or any adjournment or postponement thereof and be voted upon, the enclosed proxy shall be deemed to confer discretionary authority on the individuals named to vote the shares represented by the proxy as to any such matters.

                          ANNUAL REPORT ON FORM 10-KSB

           The Company will provide without charge to each beneficial holder of its Common Stock on the Record Date, upon the written request of any such person, copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 2004, as filed with the Commission. Any such request should be made in writing to Corporate Secretary, Argan, Inc., One Church Street, Suite 302, Rockville, Maryland 20850, telephone 301-315-0027.

                                                                       EXHIBIT A

                                   ARGAN, INC.
                          NOMINATING COMMITTEE CHARTER

PURPOSE

The principal purpose of the Nominating Committee (the "Committee"), in its capacity as a committee of the Board of Directors, is to (i) identify individuals qualified to become members of the Board of Directors and (ii) recommend the persons to be nominated by the Board of Directors for election as directors at the annual meeting of stockholders.

STRUCTURE AND MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition shall meet the requirements of applicable Nasdaq rules. Accordingly, all members of the Committee shall be "independent" directors, as defined by such rules. Members of the Committee shall be appointed by the Board of Directors. Unless the Board of Directors elects a Chair of the Committee, the Committee shall elect a Chair by majority vote. The compensation of Committee members shall be as determined by the Board of Directors. The Board of Directors may remove any member of the Committee from such Committee, with or without cause.

AUTHORITY AND RESPONSIBILITIES

      1. Selection of Director Nominees. The Committee shall be responsible for (i) identifying individuals qualified to become members of the Board of Directors and (ii) recommending to the Board of Directors the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board.

      2. Criteria for Selecting Directors. Directors shall not be required to meet any specific or minimum qualifications. The Committee shall, however, use the criteria set forth on Exhibit A attached hereto to guide its selection process. The Committee shall be responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

      3. Stockholder Nominees. The Committee shall consider nominees for the Board of Directors recommended by stockholders. Nominations by stockholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company's common stock. Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as director if elected. Nominations should be delivered to the Nominating Committee at the following address:

                  Nominating Committee
                  Argan, Inc.
                  c/o Corporate Secretary
                  One Church Street, Suite 302
                  Rockville, MD  20850

      4. Selection Process. The Committee shall review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of stockholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy.

      5. Search Firms. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director nominees, including sole authority to approve the search firm's fees and other retention terms. The Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of any search firm engaged by the Committee.

PROCEDURES AND ADMINISTRATION

      1. Meetings. The Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

      2. Subcommittees. The Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single members), as it deems appropriate from time to time under the circumstances.

      3. Reports to the Board. The Committee shall report regularly to the Board.

      4. Charter. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      5. Annual Self-Evaluation. At least annually, the Committee shall evaluate its own performance.

                                                                       EXHIBIT A

                                   ARGAN, INC.
                       CRITERIA FOR NOMINATION AS DIRECTOR

GENERAL CRITERIA

      1. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

      2. Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

      3. Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board of Directors and its committees.

      4. Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

      5. Nominees should not have, or appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Company's stockholders and to fulfill the responsibilities of a director.

      6. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board of Directors should be considered.

APPLICATION OF CRITERIA TO EXISTING DIRECTORS

            The renomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating Committee shall consider the existing directors' performance on the Board and any committee, which shall include consideration of the extent to which the directors undertook continuing director education.

CRITERIA FOR COMPOSITION OF THE BOARD

            The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board of Directors in fulfilling its responsibilities.

                                                                         ANNEX B

                                   ARGAN, INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE

The principal purpose of the Audit Committee (the "Committee"), in its capacity as a committee of the Board of Directors, is to oversee (i) management's conduct of the Company's financial reporting process, including reviewing the financial reports and other financial information provided by the Company and the Company's systems of internal accounting and financial controls, (ii) the Company's independent auditors' qualifications and independence and the audit and non-audit services provided to the Company, and (iii) the performance of the Company's independent auditors.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition shall meet the requirements of applicable Nasdaq rules (including Rules 4200(a)(15) and 4350(d)) and Section 301 of the Sarbanes-Oxley Act of 2002 (the "S-O Act") and Securities and Exchange Commission ("SEC") rules promulgated thereunder (including Exchange Act Rule 10A-3). Accordingly, all members of the Committee will be independent directors (as independence is defined under Nasdaq Rule 4350(d)(2)(A)(i) and under Exchange Act Rule 10A-3(b)(1)); all members of the Committee will be able to read and understand fundamental financial statements (including balance sheets, income statements and cash flow statements); no member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and at least one member of the Committee will meet the financial sophistication requirements set forth in Nasdaq Rule 4350(d)(2)(A)(i). It is also expected that at least one member of the Committee will be an "audit committee financial expert," as that term is defined in Item 410(h) of SEC Regulation S-K.

KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements to confirm that they present fairly in all material respects and are prepared in accordance with generally accepted accounting principles ("GAAP"). Additionally, the Committee recognizes that financial management and the independent auditors have more time and knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

In carrying out its oversight role, the Committee shall perform the following functions, which may be varied from time to time as appropriate under the circumstances:

INDEPENDENT AUDITORS AND AUDIT PROCESS

o The Committee shall have the ultimate authority and responsibility to appoint, establish the compensation for, evaluate and, where appropriate, replace the independent auditors, and the independent auditors shall report directly to the Committee.

o The Committee shall review and approve the independent auditors' compensation and the proposed terms of their engagement, and consider their audit plan and procedures and review any problems arising from the annual audit examination.

o The Committee shall pre-approve all audit and non-audit services provided to the Company by the independent auditors. The Committee shall prohibit the independent auditors from performing non-audit services, as required by applicable Public Company Accounting Oversight Board (the "Accounting Oversight Board") regulations and other applicable legal requirements (including Section 10A(g) of the Exchange Act). The Committee may delegate to one or more of its members the authority to grant pre-approvals required hereunder. The decisions of any member to whom authority is delegated to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

o     The Committee shall:

      o Receive from the independent auditors, at least annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

      o Discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' objectivity and independence;

      o Develop guidelines for the Company's hiring of employees of the independent auditors who were engaged on the Company's account, which shall include a prohibition on hiring any such employee as chief executive officer, chief financial officer, chief accounting officer, controller, or any equivalent positions, during one-year periods prior to the commencement of the audit; and

      o Obtain and review, at least annually, a report by the independent auditors describing: the firm's internal quality-control procedures and, in order to assess the auditor's independence, all relationships between the independent auditors and the Company.

FINANCIAL STATEMENTS

o The Committee shall review with management and the independent auditors the audited financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") disclosures to be included in the Company's Annual Report on Form 10-KSB and the Annual Report to Stockholders, and review and consider with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61. The Committee shall determine whether to recommend inclusion of these financial statements in these reports.

o The Committee shall review with management and the independent auditors the Company's financial results and MD&A disclosures to be included in the Company's Quarterly Reports on Form 10-QSB and the matters required to be discussed by SAS No. 61, prior to the Company's filing of the Form 10-QSB.

o The Committee shall review with management the types of information to be disclosed and the presentations to be made in earnings press releases as far in advance as practical.

o The Committee shall require the independent auditors to report timely to the Committee all critical accounting policies and practices to be used by the Company; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

o The Committee shall review major changes and other major questions of choice respecting the application of appropriate accounting principles, and the existence and substance of any material accruals, reserves and estimates in the preparation of the Company's financial statements. The Committee shall discuss with the independent auditors, and confirm that the Company's financial statements reflect, all material correcting adjustments identified by them in accordance with GAAP and SEC rules and regulations.

o The Committee shall review material pending legal proceedings involving the Company and consider other contingent liabilities, as well as other risks and exposures that may have a material impact on the financial statements.

o The Committee shall review with management and the independent auditors the financial statement effects of pending regulatory and accounting initiatives.

o The Committee shall review with management, for a general understanding, management's risk assessment and risk management guidelines.

o     The Committee shall review off-balance sheet transactions.

o The Committee shall review and oversee the resolution of any significant potential disputes or disagreements between management and the Company's independent auditors that arose in connection with the preparation of the Company's financial statements or financial reporting generally.

o The Committee shall prepare an Audit Committee Report for inclusion in the Company's annual meeting of stockholders proxy statement as required by SEC regulations.

CEO/CFO CERTIFICATIONS, INTERNAL CONTROLS AND COMPLAINTS

o The Committee shall review as appropriate with the Company's chief executive officer and chief financial officer the contents of the personal certifications required to be made by them pursuant to Sections 302 and 906 of the S-O Act.

o The Committee shall consider the quality and adequacy of the Company's internal controls and will review with management and the independent auditors their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

o The Committee shall review the Company's policies and procedures regarding compliance with applicable laws and regulations, which shall include a Code of Ethics that complies with the requirements promulgated under
      Section 406 of the S-O Act and the SEC regulations adopted pursuant to this section, and a Code of Conduct that complies with the standards contained in NASDAQ rules.

o The Committee shall review and approve all related party transactions and any modifications thereto and consult with management, legal counsel, and the independent auditors to ensure that such transactions are effected and disclosed in conformity with applicable legal requirements and the Company's Code of Ethics and Conduct Code of Conduct.

o The Committee shall inquire into any evidence of illegal conduct or non-compliance with Company policies of which it may become aware.

o The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters or suspected violations of the Company's Code of Ethics, Code of Conduct or other policies and procedures of the Company, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or suspected violations of the Company's Code of Ethics, Code of Conduct or other policies and procedures.

PROCEDURES

o In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and authority to retain outside counsel, auditors or other experts for this purpose.

o The Committee shall have the authority to retain, establish the compensation for and terminate outside counsel and other experts and advisors, including public accountants, as it determines appropriate to assist in the full performance of its functions.

o The Committee shall meet as often as deemed necessary or appropriate in its judgment, generally at least four times each year, either in person or by phone. The Committee or a member of the Committee shall meet with the independent auditors at least quarterly.

o The Committee shall meet on occasion with the independent auditors outside the presence of senior management.

o The Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and management's response to that letter.

o The Committee may undertake an annual performance evaluation of the Committee.

o The Committee shall review the adequacy of this Charter on an annual basis and recommend changes to the Board for approval.

o The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; compensation to any advisers appropriately employed by the Committee; and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                                                                         ANNEX C

                                   ARGAN, INC.
                         COMPENSATION COMMITTEE CHARTER

PURPOSE

      The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Argan, Inc. (the "Company") is responsible for implementing and reviewing executive compensation plans, policies and programs in an effort to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company's business objectives and to align the interest of executive officers with the long-term interests of the Company's shareholders.

MEMBERSHIP

      The Committee shall consist of not less than three independent members of the Board. The Committee members shall be appointed for one-year terms at the annual meeting of the Board. In selecting members of the Committee, the Board will determine that each member has the appropriate experience, independence and interest to carry out his/her duties and responsibilities. Each member of the Committee shall meet the standards to qualify as an independent director within the meaning of Nasdaq Rule 4200(a)(15), an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and as a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

FUNCTIONS

      The Committee shall:

o Approve periodically a compensation policy and salary structure for executive officers of the Company which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate.

o Review and approve the compensation (salary, bonus, incentive and other compensation) of the executive officers of the Company, excluding the Chief Executive Officer.

o Review and recommend the annual compensation, including base salary and short and long-term incentives, of the CEO to the outside directors of the BOD for approval.

o Review and approve perquisites offered to executive officers of the Company.

o Review the compensation of executive officers of the Company and evaluate their compensation in light of their performance.

o Review and approve all employment, retention and severance agreements for any executive officer of the Company.

o Act on behalf of the Board in administering compensation plans, approved by the Board and/or the shareholders of the Company, in a manner consistent with the terms of such plans, including, the granting of stock options, restricted stock, stock units and other awards.

o Review and make recommendations to the Board with respect to new compensation incentive plans and equity-based plans.

o Review and make recommendations to the Board on changes in major benefit programs of executive officers of the Company.

o Prepare a Compensation Committee Report for inclusion in the Company's annual meeting proxy statement as required by the Securities and Exchange Commission regulations.

o Review and obtain confirmation that compensation and perquisites are administered in compliance with applicable law and are appropriately disclosed in the Company's annual meeting proxy statement.

o Perform such other functions as may be assigned to the Committee, from time to time, by the Board.

PROCEDURES

o The Committee shall meet regularly, with such additional meetings, as the Chair of the Committee deems necessary, and shall report to the Board following regular meetings.

o The Chief Executive Officer of the Company shall not be present during voting or deliberations of the Committee regarding the compensation of the Chief Executive Officer.

o The Committee shall have the authority to retain, establish the compensation for and terminate outside counsel and other experts and advisors, including compensation consultants, as it determines appropriate to assist in the full performance of its functions.

o The Committee shall review the adequacy of this Charter on an annual basis and recommend changes to the Board for approval.

o     The Committee shall undertake an annual evaluation of the Committee.

                                   ARGAN, INC.
                          ONE CHURCH STREET, SUITE 302
                            ROCKVILLE, MARYLAND 20850

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 24, 2004
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoint(s) Rainer H. Bosselmann, H. Haywood Miller III and Arthur F. Trudel, and each of them, attorneys with full power of substitution, to vote as directed below all shares of Common Stock of Argan, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held at the offices of Allen & Company Incorporated located at 711 Fifth Avenue, 9th Floor, New York, New York 10022, on June 24, 2004, 11:00 a.m. and at any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS.

      [ ] FOR all nominees listed below (except as marked to the contrary below)

      [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

NOMINEES:

            Rainer H. Bosselmann
            DeSoto S. Jordan
            Daniel A. Levinson
            W.G. Champion Mitchell
            T. Kent Pugmire
            James W. Quinn
            Peter L. Winslow

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)


(Continues on Reverse Side)

2. APPROVAL OF THE RATIFICATION OF AUDITORS.

               [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

3. AS SUCH PROXIES MAY IN THEIR DISCRETION DETERMINE IN RESPECT OF ANY OTHER BUSINESS PROPERLY TO COME BEFORE SAID MEETING (THE BOARD OF DIRECTORS KNOWING OF NO SUCH OTHER BUSINESS).

THE DIRECTORS RECOMMEND A VOTE FOR ITEMS 1 AND 2.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AS PROPOSED.


DATED____________________, 2004


                                        ----------------------------------------
                                               signature


                                        ----------------------------------------
                                               signature if held jointly

                                        (Please sign exactly as name appears on
                                        this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person).


                  PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE